SUPPLEMENT DATED NOVEMBER 25, 1998

TO PROSPECTUS
DATED NOVEMBER 10, 1998
for
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES issued by
EQUITRUST LIFE INSURANCE COMPANY


At page 33, in the section titled "Distribution of the Policies," the first sentence in the second paragraph is replaced with the following:

The maximum sales commission payable to broker-dealers will be 100% of premiums up to the first-year Target
Premium, 6% of renewal Target Premium and 4% of excess premium in all years.